                                                             EXHIBIT 22(a)(i)(d)

                               AMENDED SCHEDULE A

                                       TO

    AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST OF WT MUTUAL FUND

                       SCHEDULE OF PORTFOLIOS AND CLASSES

                          AS AMENDED DECEMBER 17, 2004

------------------------------------------------------------ ---------------------------------------------------------
PORTFOLIO                                                    CLASS OF SHARES
------------------------------------------------------------ ---------------------------------------------------------
1.       Balentine Premier Money Market                      Service
         Portfolio
------------------------------------------------------------ ---------------------------------------------------------
2.       CRM Large Cap Value Fund                            Institutional
                                                             Investor
                                                             Retail
------------------------------------------------------------ ---------------------------------------------------------
3.       CRM Mid Cap Value Fund                              Institutional
                                                             Investor
                                                             Retail
------------------------------------------------------------ ---------------------------------------------------------
4.       CRM Small Cap Value Fund                            Institutional
                                                             Investor
                                                             Retail
------------------------------------------------------------ ---------------------------------------------------------
5.       CRM Small/Mid Cap Value Fund                        Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
6.       Roxbury Mid Cap Fund                                A
                                                             B
                                                             C
                                                             Institutional Shares
                                                             Investor Shares
------------------------------------------------------------ ---------------------------------------------------------
7.       Roxbury Small Cap Growth Fund                       Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
8.       Roxbury Micro Cap Fund                              Institutional
------------------------------------------------------------ ---------------------------------------------------------
9.       Wilmington Broad Market Bond Portfolio              Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
10.      Wilmington International Strategic                  Institutional
         Allocation Fund                                     Investor
------------------------------------------------------------ ---------------------------------------------------------
11.      Wilmington Large Cap Core Portfolio                 Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
12.      Wilmington Large Cap Strategic                      Institutional
         Allocation Fund                                     Investor
                                                             Service
------------------------------------------------------------ ---------------------------------------------------------
13.      Wilmington Large Cap Growth Portfolio               Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
14.      Wilmington Large Cap Value Portfolio                Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------
PORTFOLIO                                                    CLASS OF SHARES
------------------------------------------------------------ ---------------------------------------------------------
15.      Wilmington Mid Cap Strategic Allocation             Institutional
         Fund                                                Investor
                                                             Service
------------------------------------------------------------ ---------------------------------------------------------
16.      Wilmington Municipal Bond Portfolio                 Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
17.      Wilmington Premier Money Market Portfolio           Institutional
                                                             Service
------------------------------------------------------------ ---------------------------------------------------------
18.      Wilmington Prime Money Market Portfolio             Investor
                                                             Service
------------------------------------------------------------ ---------------------------------------------------------
19.      Wilmington Short-Term Income Portfolio              Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
20.      Wilmington Short/Intermediate Bond Portfolio        Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
21.      Wilmington Small Cap Core Portfolio                 Institutional
                                                             Investor
------------------------------------------------------------ ---------------------------------------------------------
22.      Wilmington Small Cap Strategic                      Institutional
         Allocation Fund                                     Investor
                                                             Service
------------------------------------------------------------ ---------------------------------------------------------
23.      Wilmington Real Estate Strategic                    Institutional
         Allocation Fund                                     Investor
------------------------------------------------------------ ---------------------------------------------------------
24.      Wilmington Tax-Exempt Portfolio                     Investor
                                                             Service
------------------------------------------------------------ ---------------------------------------------------------
25.      Wilmington U.S. Government Portfolio                Investor
                                                             Service
------------------------------------------------------------ ---------------------------------------------------------